CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Sue A. Collins, Principal Executive Officer of The Phoenix Edge Series Fund (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date:   9/5/03                    /S/SUE A. COLLINS
     -------------------------    --------------------------------------------
                                  Sue A. Collins, Principal Executive Officer
                                  (principal executive officer)



I, Nancy G. Curtiss, Treasurer of The Phoenix Edge Series Fund (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Date:   9/5/03                    /S/NANCY G. CURTISS
     -------------------------    --------------------------------------------
                                  Nancy G. Curtiss, Treasurer
                                  (principal financial officer)